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                    SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549
                             --------------


                                FORM 8-K


                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE

                     SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 20, 2002
                                                          --------------



                        SOUTHWESTERN ENERGY COMPANY
           (Exact name of registrant as specified in its charter)



               Arkansas             1 - 8246         71-0205415
      (State of incorporation     (Commission      (I.R.S. Employer
         or organization)          File Number)    Identification No.)


          2350 N. Sam Houston Pkwy. E., Suite 300, Houston, Texas 77032 (Address of principal executive offices, including zip code)


                             (281) 618-4700
           (Registrant's telephone number, including area code)


                                 No Change
     (Former name, former address and former fiscal year; if changed since last report)

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                                      -1-

Item 7.(c)

Exhibits                                                               Reference

     (99.1) Slide  presentation  accompanying the March 20, 2002 presentation  to investors at the CIBC World Markets Annual
     Energy Conference in New York City and simultaneous webcast announcing  the  Company's  2001  results  and  outlook and
     business strategy for 2002.                                       p. 3 - 9

Item 9.

Regulation FD Disclosures

     On March 20, 2002, Southwestern Energy Company made a presentation to investors at the CIBC World Markets Annual Energy Conference in New York City. Harold M. Korell, President and Chief Executive Officer, discussed the Company's 2001 results and outlook and business strategy for 2002. The accompanying slideshow was made available on the Company's web site (www.swn.com) the day of the presentation and is furnished herewith as Exhibit 99.1.

     Southwestern Energy Company is furnishing under Item 9 of this Current Report on Form 8-K the information included as exhibit 99.1 to this report.

Note: The information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               SOUTHWESTERN ENERGY COMPANY
                                               ---------------------------
                                                         Registrant



DATE:    March 21, 2002                        BY:    /s/ GREG D. KERLEY
     ------------------------                  ---------------------------
                                                      Greg D. Kerley
                                                 Executive Vice President
                                               and Chief Financial Officer

Slide Presentation dated March 20, 2002

Slides prepared for use with March 20, 2002, presentation to investors at the CIBC World Markets Annual Energy Conference.

(slide 1)
Southwestern Energy Company
Presentation to CIBC World Markets Annual Energy Conference

March 20, 2002

[NYSE: SWN]

[picture of drilling pipes]

(slide 2)
Business Strategy
[slide stating Company's strategy: The Right People doing the Right Things, supported by the value of our underlying Assets will create Value +.]

(slide 3)
Southwestern Energy Company
[map showing the states of Arkansas, Louisiana, Texas, Oklahoma and New Mexico with the following areas identified: Arkoma Basin with the Company's Gas distribution system and Ozark Pipeline, Anadarko Basin, Permian Basin, East Texas Overton Field and Gulf Coast]

2001 Reserves:  402.0 Bcfe, 80% PDP
Shares Outstanding:  25.5 MM
52-Week Range:  $8.80 - $15.95
Debt Ratings: BBB (S&P) and Baa3 (Moody's)

(slide 4)
Cash Flow per Mcfe - SWN is Competitive
[graphs comparing Southwestern Energy Company's Cash Flow per Mcfe of Production and Cash Flow per Mcfe of Reserves versus a peer group.]

(slide 5)
Key Developments - Organic Growth
1999
o    Positive E&P results.
     >> Reserve additions of 49 Bcfe replaced 150% of production at $1.20 per Mcfe (excluding reserve revisions).
     >>  First success in Gulf Coast exploration (Gloria).
     >>  Developed  excellent  inventory  of  internally-generated   exploration
         prospects.

2000

o    Strong E&P results.
     >> Reserve additions of 70 Bcfe replaced 196% of production at $0.99 per Mcfe (excluding reserve revisions).
     >>  Production increased over 8% from 1999 levels.
     >>  Two meaningful discoveries in south Louisiana (North Grosbec, Havilah).
o    Supreme Court upheld jury verdict and judgment of $109 million.

2001
o    Record E&P results.
     >> Reserve additions of 89 Bcfe replaced 224% of production at $1.11 per Mcfe (excluding reserve revisions).
     >>  Production increased over 11% from 2000 levels.
     >>  Three  exploration  discoveries  in South  Lousisiana  (Malone,  Horeb,
         Crowne).
o    Drilled 15 wells at Overton.  Well performance exceeded expectations.
o    Reduced long-term debt by $46 million.

(slide 6)
E&P Results - Standing Out
For the periods Ended December 31, 2001

                                        1999         2000         2001
Production (Bcfe)                       32.9         35.7         39.8
Reserve Replacement                     150%         196%         224%
Reserve Additions (Bcfe)                49.3         70.1         89.3
F&D Cost ($Mcfe)                        $1.20        $0.99        $1.11

 (slide 7)
Objectives
o Invest in the highest PVI projects. In 2002, add $1.30 to $1.50 of discounted value for each dollar invested.
o    Maximize cash flow to fund E&P program and pay down debt
o Over a multi-year program, achieve 10% annual growth in production and reserves.
o    Reduce debt-to-total capital ratio over time to 50 - 55%.

(slide 8)
E&P Assets and Strategy - Organic Growth
[map showing the states of Arkansas, Louisiana, Texas, Oklahoma and New Mexico with the following areas identified: Mid-Continent in North Texas and western Oklahoma, including the panhandle; Arkoma in western Arkansas and eastern Oklahoma; Texas/New Mexico in southeast New Mexico and eastern, central and the gulf coast areas of Texas; and South Louisiana in gulf coast region of Louisiana]

Reserves & Production @ December 31, 2001

Mid-Continent

         Reserves - 36.6 Bcfe (9%)
         Production - 2.8 Bcfe (7%)
Arkoma
         Reserves - 186.0 Bcfe (46%
         Production - 22.3 Bcfe (56%)
         2002 Capital - $18.5 MM (30%)

Texas/New Mexico
         Reserves - 137.0 Bcfe (34%)
         Production - 9.9 Bcfe (25%)
         2002 Capital - $21.6 MM (35%)

South Louisiana
         Reserves - 42.4 Bcfe (11%)
         Production - 4.8 Bcfe (12%)
         2002 Capital - $21.2 MM (35%)

(slide 9)
Arkoma Basin
[map showing location of Arkoma Basin in Arkansas and Oklahoma, the Arkoma Basin Fairway, the Ranger Anticline Prospect, and the Haileyville Prospect.]

Arkoma Basin
         3-year average results
         Reserve replacement:                                   96%
         LOE Cost (incl. Taxes) ($/Mcf):                        $0.26
         F&D Cost ($/Mcf):                                      $1.05

Ranger Anticline
         Success:                      10/14 wells
         Net EUR:                      12.4 Bcf
         F&D/Mcf:                      $.69

Haileyville
         Success:                      13/20 wells
         Net EUR:                      9.7 Bcf
         F&D/Mcf:                      $.74

(slide 10)
Overton Field, East Texas
[map showing Overton Field area with producing well locations]

Overton Field Drilling Potential

                                         # Wells     #Wells
                                           @160s       @80s
                                        ---------   --------
          Original Wells                      16         16

          2001 Drilling                       15         15
          Future Development                  32         94
                                        ---------   --------
          Total                               63        125
                                        =========   ========

Overton Field Gross Production Rate
[graph showing Overton Field gross production rate increasing from 1.6 MMcf/d in March 2001 to 14.8 MMcf/d in January 2002].

(slide 11)
South Louisiana Exploration
[map showing location of the 2002 proposed wells, the 3-D project areas, and the Horeb, Havilah, Malone, North Grosbec, Gloria, and Crowne Discoveries.

                                         Gross EUR:
North Grosbec                             90 + Bcfe
Gloria                                    15 + Bcfe
Malone                                    30 + Bcfe
Horeb                                      9 + Bcfe
Havilah                                   16 + Bcfe
Crowne

                    Discovery Date     W.I.     Current Gross Producing Rate
Gloria                 Dec 1999         50%         2.1 MMcfd and 66 Bopd
North Grosbec          Feb 2000         25%        36.4 MMcfd and 1,300 Bopd
Havilah                Nov 2000         28%         5.0 MMcfd and 370 Bopd
Malone                 Feb 2001         33%        26.8 MMcfd and 525 Bopd
Horeb                  Nov 2001         21%        12.7 MMcfd and 135 Bopd
Crowne #1              Dec 2001         40%        10.5 MMcfd and 38 Bopd

(slide 12)
Exploration Potential - 249 Net Bcfe

                                                                                         Gross Res.    Net Res.
                                         Spud       Working                              Potential    Potential
Prospect Name             Operator       Date       Interest        Depth    Objective    (Bcfe)       (Bcfe)
Arkoma Basin
Midway                         SWN       3Q           80.5%       11,400    Atoka          39.0       27.0

Permian Basin
Billy Jack                     Par       Completing   45.0%        6,500    Canyon         15.0        5.4
N. Roepke                      SWN       Completing   88.0%        8,100    Devonian        5.3        3.5
High Lonesome                  SWN       3Q           37.5%       11,000    Morrow         15.0        4.5

                                      -6-

Birds of Prey                  SWN       3Q          100.0%        5,000    Cherry Canyon   3.0        2.5
Gaucho Deep                    Devon     4Q           50.0%       15,000    Devonian       30.0       12.0

South Louisiana
Crowne                         SWN       Drilling    40.0%        13,500    Planulina      55.0       15.8
Tulleymore                     SWN       1Q          40.0%        12,500    Planulina      78.0       22.5
Belmont                         --       1Q          20.0%        13,500    Planulina      75.0       11.6
Piedmont                       SWN       2Q          75.0%        13,500    Planulina      28.3       16.8
Bushmills                      SWN       2Q          75.0%        15,200    Planulina      43.0       24.2
Cameron Prairie(other)         Ballard   2Q          18.0%        13,500    Planulina     200.0       26.3
Red Lion                       SWN       4Q          40.0%        13,500    Planulina      19.0        6.0
Ben Nevis                      SWN       4Q          50.0%        12,900    Miocene        45.0       16.0
Jericho                        SWN       1Q 2003     50.0%        14,200    Frio           72.0       27.0
Tigris                         SWN       1Q 2003     50.0%        13,600    Frio           74.0       27.8
                                                                                         -------    -------
                                                      Total Reserve Potential             796.6      248.8

Forward-Looking Statement

(slide 13)
E&P Capital Investments
[graph showing E&P capital investments from 1999 through the 2002 budgeted program, broken out by Property Acquisitions, Capitalized Expenses, Leasehold & Seismic, Development Drilling, and Exploration Drilling; Company's 2002 budgeted capital investment program has 30% allocated to Arkoma, 35% to South Louisiana, 15% to Permian and 20% to East Texas.]

(slide 14)
The Right People Doing the Right Things
[graph showing the Company's results in PVI, F&D Cost and Reserve Replacement from 1997 to 2001]
Note: PVI metrics calculated using pricing in effect at year-end (except for 2000 which was calculated at $3.00 per Mcf natural gas price). All metrics calculated include revisions.

(slide 15)
Outlook for 2002
o    Targets:
     >>  Production target of 41 - 43 Bcfe in 2002.
     >>  Excess cash flow goes toward long-term debt reduction.

                        NYMEX Commodity Price Assumptions
                        $2.00 Gas    $2.25 Gas    $2.50 Gas    $3.00 Gas
                        $18.00 Oil   $18.00 Oil   $18.00 Oil   $18.00 Oil

     >>  Earnings   $7 MM     $10 MM     $12 MM     $15 MM
     >>  EPS        $.27      $.38       $.48       $.58

     >>  Cash Flow  $72 MM    $76 MM     $81 MM     $85 MM
     >>  CFPS       $2.83     $2.99      $3.16      $3.34
     >>  EDITDA     $93 MM    $97 MM     $102 MM    $106 MM

Forward Looking Statement

(slide 16)
Gas Hedges in Place Through 2003
[chart showing gas hedges in place by quarter for the years 2002 and 2003]

                        Hedged          Avg. Floor
         Period        Volumes             Price

         2002          25.5 Bcf        $3.03/Mcf
         2003          17.3 Bcf        $3.10/Mcf

Note: Approximately .2 Bcf hedged at a fixed NYMEX price of $2.75 per Mcf in first six months of 2003. Southwestern also has approximately 280,000 barrels of oil hedged at a fixed WTI price of $20.07 per barrel in 2002.

(Slide 17)
The Road to V+
o    Invest in the Highest PVI Projects.
o    Maximize Cash Flow.
o    Stay the Course with Our Balanced Strategy.
o    Build on Exploration Success.
o    Reduce Debt with Excess Cash Flow.
o    Deliver the Numbers.
     >>  Production and Reserve Growth.
     >>  Add Value for Every Dollar Invested.
o    Continue to Tell Our Story.

(slide 18)
Forward-Looking Statements
All statements, other than historical financial information may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Although the Company believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance and actual results or developments may differ materially from those in the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements herein include, but are not limited to, the timing and extent of changes in commodity prices for gas and oil, the timing and extent of the Company's success in discovering, developing, producing, and estimating reserves, property acquisition or divestiture activities that may occur, the effects of weather and regulation on the Company's gas distribution segment, the value that the Company's gas distribution segment may bring in exploring sales opportunities for this segment, increased competition, legal and economic factors, governmental regulation, the financial impact of accounting regulations for derivative instruments, changing market conditions, the comparative cost of alternative fuels, conditions in capital markets and changes in interest rates, availability of oil field services, drilling rigs, and other equipment, as well as various other factors beyond the Company's control.

                           Southwestern Energy Company
                           P.O. Box 1408
                           Fayetteville, AR 72702-1408



March 21, 2002



Securities and Exchange Commission
ATTN: Filing Desk, Stop 1-4
450 Fifth Street, N.W.
Washington, DC  20549-1004

Gentlemen:

Pursuant to regulations of the Securities and Exchange Commission, submitted herewith for filing on behalf of Southwestern Energy Company is Form 8-K dated March 20, 2002.

This filing is being effected by direct transmission to the Commission's EDGAR System.

Very truly yours,

Stan Wilson
Controller